Motley Fool Small-Cap Growth ETF
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 94.3%	Shares	Value
Aerospace & Defense - 6.1%
Hexcel Corp.	41,826	$2,212,177
Leonardo DRS, Inc.	60,555	2,561,477
		4,773,654

Air Freight & Logistics - 3.5%
GXO Logistics, Inc. (a)(b)	67,926	2,794,476

Automobile Components - 1.5%
Gentex Corp.	54,783	1,181,669

Banks - 3.6%
Live Oak Bancshares, Inc.	101,910	2,797,430

Biotechnology - 4.3%
Blueprint Medicines Corp. (a)	11,748	1,190,660
Ultragenyx Pharmaceutical, Inc. (a)	65,566	2,231,211
		3,421,871

Building Products - 1.9%
Trex Co., Inc. (a)	27,458	1,534,079

Capital Markets - 5.1%
StoneX Group, Inc. (a)	47,941	4,058,445

Chemicals - 1.9%
Eastman Chemical Co.	18,980	1,487,463

Diversified Consumer Services - 3.4%
Frontdoor, Inc. (a)	48,921	2,691,144

Electronic Equipment, Instruments & Components - 2.2%
IPG Photonics Corp. (a)(b)	25,908	1,716,664

Financial Services - 5.8%
Toast, Inc. - Class A (a)	107,689	4,542,322

Ground Transportation - 2.2%
RXO, Inc. (a)(b)	112,995	1,754,812

Health Care Equipment & Supplies - 12.4%
Alphatec Holdings, Inc. (a)	212,120	2,636,652
Globus Medical, Inc. - Class A (a)	31,252	1,849,493
Penumbra, Inc. (a)	9,753	2,603,758
UFP Technologies, Inc. (a)(b)	11,629	2,723,512
		9,813,415

Health Care Providers & Services - 4.0%
HealthEquity, Inc. (a)	31,434	3,162,575

Industrial REITs - 2.3%
STAG Industrial, Inc.	50,378	1,792,449

Insurance - 2.3%
Goosehead Insurance, Inc. - Class A (b)	17,006	1,841,070

Oil, Gas & Consumable Fuels - 3.4%
Northern Oil & Gas, Inc. (b)	99,883	2,654,890

Personal Care Products - 2.9%
BellRing Brands, Inc. (a)	36,275	2,283,511

Professional Services - 3.2%
Verra Mobility Corp. (a)	106,396	2,516,265

Semiconductors & Semiconductor Equipment - 3.3%
SiTime Corp. (a)(b)	13,183	2,584,791

Software - 10.2%
Alarm.com Holdings, Inc. (a)	55,316	3,175,138
LiveRamp Holdings, Inc. (a)	83,892	2,733,201
Q2 Holdings, Inc. (a)	24,053	2,105,119
		8,013,458

Textiles, Apparel & Luxury Goods - 2.4%
Crocs, Inc. (a)(b)	18,718	1,909,236

Trading Companies & Distributors - 6.4%
Herc Holdings, Inc. (b)	18,029	2,235,596
QXO, Inc. (b)	98,739	1,678,563
SiteOne Landscape Supply, Inc. (a)	9,394	1,097,313
		5,011,472
TOTAL COMMON STOCKS (Cost $69,709,801)		74,337,161

SHORT-TERM INVESTMENTS - 24.0%		Value
Investments Purchased with Proceeds from Securities Lending - 24.0%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.45% (c)	18,920,172	18,920,172
TOTAL SHORT-TERM INVESTMENTS (Cost $18,920,172)		18,920,172

TOTAL INVESTMENTS - 118.3% (Cost $88,629,973)		93,257,333
Liabilities in Excess of Other Assets - (18.3)%		(14,410,982)
TOTAL NET ASSETS - 100.0%		$78,846,351
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LLC - Limited Liability Company
REIT - Real Estate Investment Trust

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of May 31, 2025. The fair value of these securities was $18,263,940 which represented 23.2% of net assets.
(c)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

Motley Fool Small-Cap Growth ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	74,337,161	–	–	74,337,161
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	18,920,172
Total Investments	74,337,161	–	–	93,257,333

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $18,920,172 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.